EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Airspan Networks Inc. (the “Company”) for the period ended September 28, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”),

I, David Brant, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 5, 2008
By: /s/ DAVID BRANT
David Brant
Chief Financial Officer

A signed original of this statement required by Section 906 has been provided to Airspan Networks Inc. and will be retained by Airspan Networks Inc. and furnished to the Securities and Exchange Commission or its staff upon request.